                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20049

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (date of earliest event reported): December 3, 1997

                                 PHARMERICA INC.
             (Exact name of registrant as specified in its charter)

        Delaware                             0-20606                       11-2310352
-------------------------------     -------------------------    ----------------------------
(State or other jurisdiction of     (Commissions File Number)    (IRS Employer Identification
      incorporation)                                                         Number)

                   3611 Queen Palm Drive, Tampa Florida 33619
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (813) 626-7788
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


         9901 East Valley Ranch Parkway, Suite 3001, Irving, Texas 75063
--------------------------------------------------------------------------------
          (former name or former address if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired

         (i) Unaudited balance sheet of Pharmacy Corporation of America as of September 30, 1997, and the related statements of income and cash flows for the nine months then ended.

         (ii) Audited balance sheets of Pharmacy Corporation of America as of December 31, 1996 and 1995 and the statements of income, stockholder's equity and cash flows for the years ended December 31, 1996, 1995 and 1994 are incorporated by reference to Capstone Pharmacy Services, Inc.'s Form S-4, filed September 22, 1997.

(b) Pro forma financial information. Pro forma financial data as of and for the nine months ended September 30, 1997, reflecting the merger of Capstone Pharmacy Services and Pharmacy Corporation of America. Pro forma financial data for the year ended December 31, 1996 are incorporated by reference to Capstone Pharmacy Services, Inc.'s Form S-4, filed September 22, 1997.

                         PHARMACY CORPORATION OF AMERICA

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 AS OF SEPTEMBER 30, 1997 AND DECEMBER 31, 1996
                                 (in thousands)

                                                                         September 30,     December 31,
                                                                             1997             1996
                                                                         -------------   --------------
                                    ASSETS                                (unaudited)      (see Note)
CURRENT ASSETS:
   Cash                                                                    $  1,707        $  7,575
   Accounts receivable, net of allowance for doubtful accounts of
      $15,261 in 1997 and $13,890 in 1996                                   113,436          94,461
   Inventory                                                                 27,510          22,025
   Prepaid expenses and other                                                   336             335
                                                                           --------        --------
         Total current assets                                               142,989         124,396

PROPERTY AND EQUIPMENT, net                                                  38,577          32,698

OTHER ASSETS:
   Goodwill, net                                                            288,889         276,430
   Other, net                                                                10,157           8,052
                                                                           --------        --------
      Total other assets                                                    299,046         284,482
                                                                           --------        --------
         Total assets                                                      $480,612        $441,576
                                                                           ========        ========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                        $ 16,430        $ 18,017
   Accrued wages and related liabilities                                      7,501           6,656
   Other accrued liabilities                                                  7,819           6,621
   Current portion of long-term obligations                                   1,317             968
                                                                           --------        --------
      Total current liabilities                                              33,067          32,262

LONG-TERM OBLIGATIONS                                                         1,519           1,334

DEFERRED INCOME TAXES PAYABLE                                                 4,079           3,980

DUE TO PARENT                                                               326,709         312,395

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
   Common stock, 1,000 shares issued                                              1               1
   Additional paid-in capital                                                 3,866           3,866
   Retained earnings                                                        111,371          87,738
                                                                           --------        --------
      Total stockholder's equity                                            115,238          91,605
                                                                           --------        --------

         Total liabilities and stockholder's equity                        $480,612        $441,576
                                                                           ========        ========

                             See accompanying notes

                        PHARMACY CORPORATION OF AMERICA

                    CONDENSED CONSOLIDATED INCOME STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                           (unaudited - in thousands)


NET SALES                                                              $456,885

COST OF SALES                                                           247,291
                                                                       --------

        Gross profit                                                    209,594
                                                                       --------
OPERATING EXPENSES:
    Selling, general and administrative                                 153,458
    Depreciation and amortization                                        14,930
                                                                       --------
        Total operating expenses                                        168,388
Income before provision for income taxes                                 41,206
Provision for income taxes                                               17,095
                                                                       --------
Net income                                                             $ 24,111
                                                                       ========

                             See accompanying notes

                         PHARMACY CORPORATION OF AMERICA

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                           (unaudited - in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                        $ 24,111
   Adjustments to reconcile net income to net cash flows from operating activities:
      Depreciation and amortization                                                    14,930
      Deferred taxes                                                                       99
      Changes in operating assets and liabilities, net of acquisitions and dispositions:
         Accounts receivable                                                          (15,827)
         Inventory                                                                     (4,027)
         Prepaid expenses and other receivables                                            64
         Accounts payable and other accrued expenses                                      456
                                                                                     --------
         Net cash flows from operating activities                                      19,806
                                                                                     --------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Payments for acquisitions, net of cash acquired                                    (27,589)
   Capital expenditures                                                               (12,328)
   Other, net                                                                            (366)
                                                                                     --------

         Net cash flows from investing activities                                     (40,283)
                                                                                     --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Advances (to) from Parent, net                                                      14,075
   Repayments of long-term obligations                                                    534
                                                                                     --------
         Net cash flows from financing activities                                      14,609
                                                                                     --------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                              (5,868)

CASH AND CASH EQUIVALENTS, beginning of period                                          7,575
                                                                                     --------

CASH AND CASH EQUIVALENTS, end of period                                             $  1,707
                                                                                     ========

                             See accompanying notes

                        PHARMACY CORPORATION OF AMERICA

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1997
                                  (unaudited)

1. UNAUDITED INTERIM FINANCIAL STATEMENTS:

The condensed consolidated financial statements included herein have been prepared by Pharmacy Corporation of America ("PCA"), without audit, and include all adjustments of a normal recurring nature which are, in the opinion of management, necessary for a fair presentation of the results of operations for the nine months ended September 30, 1997 pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although PCA believes that the disclosures in these condensed consolidated financial statements are adequate to make the information presented not misleading. These condensed consolidated financial statements should be read in conjunction with PCA's December 31, 1996 consolidated financial statements and the notes thereto. The results of operations for the nine months ended September 30, 1997 are not necessarily indicative of the results for a full year. Unless the context indicates otherwise, PCA means Pharmacy Corporation of America and its consolidated subsidiaries.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. ACQUISITIONS:

During the nine months ended September 30, 1997, PCA purchased 14 pharmacies for approximately $27,600,000 in cash. The operations of these pharmacies were immaterial to PCA's financial position and results of operations.

3. CONTINGENCIES:

There are various lawsuits and regulatory actions pending against PCA arising in the normal course of business, some of which seek punitive damages. PCA does not believe that the ultimate resolution of these matters will have a material adverse effect on PCA's consolidated financial position or results of operations.

4. RELATED PARTY TRANSACTIONS:

PCA provides its pharmaceutical dispensing, infusion therapy products and services and its pharmacy and nursing consulting services to nursing facilities operated by Beverly, and to the residents of Beverly facilities. Revenues from sales directly to Beverly nursing facilities were approximately $64,216,000 for the nine months ended September 30, 1997.

Beverly provides certain administrative services to PCA. These services have included, among others, cash management, finance legal, tax, financial reporting, executive management, payroll and payables processing and employee benefit plans maintenance. The responsibility for certain of these services, including finance, tax and payables processing was transferred to PCA in mid-1996 as part of a consolidation and reorganization of PCA's accounting and related functions. Substantially all cash received by PCA is deposited daily and wired to Beverly's corporate cash account. In turn, all of PCA's operating expenses, capital expenditures and other cash needs are paid by Beverly, and charged back to PCA along with a management fee for handling such services. Fees for these services amounted to approximately $2,618,000 for the nine months ended September 30, 1997. PCA believes that the charges for services provided by Beverly to PCA are a reasonable allocation of the costs incurred by Beverly on behalf of PCA in providing these services; however, such costs are not necessarily indicative of the costs that would have been incurred if PCA operated as a stand-alone entity.

The net result of all intercompany transactions between PCA and Beverly is recorded in the "Due to Parent" account in the accompanying condensed consolidated balance sheets. There are currently no required repayment terms for this account nor do such amounts bear interest.

5. SUBSEQUENT EVENTS

In April 1997, Beverly Enterprises, Inc. ("Beverly") entered into a definitive agreement with Capstone Pharmacy Services, Inc. ("Capstone") to combine PCA, a wholly-owned subsidiary of Beverly, with Capstone (the "Merger") to create one of the nation's largest independent institutional pharmacy companies. The transaction closed on December 3, 1997, concurrently the combined company changed its name from Capstone Pharmacy Services, Inc. to PharMerica, Inc.

                 PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL DATA

From January 1, 1996 through December 3, 1997, PharMerica, Inc. (the "Company") acquired several institutional pharmacy and pharmacy service companies. These acquisitions consist of the following:

IMD Corporation                                        February 1996
DC Med, Inc.                                           July 1996
Symphony Pharmacy Services, Inc.                       July 1996
Happy Harry's Inc.                                     October 1996
Institutional Pharmacy, Inc.                           December 1996
Clinical Care - SNF Pharmacy, Inc.                     January 1997
Portaro Pharmacies, Inc.                               January 1997
Alger Health Services, Inc.                            January 1997
Pennsylvania Prescriptions, Inc.                       March 1997
Macromed                                               March 1997
Pharmacare, Inc.                                       March 1997
Willowwood                                             April 1997
Care Health Systems, Inc.                              May 1997
Med-Tec Pharmaceutical Services, Inc.                  September 1997
Pharmacy Corporation of America                        December 1997

The following unaudited pro forma income statement data for the nine months ended September 30, 1997 have been prepared based on historical income statements of the Company, as adjusted to reflect the acquisitions of the above listed companies as if each had occurred on January 1, 1997. The pro forma income statement data may not be indicative of the future results of operations of or what the actual results of operations would have been had the acquisitions described above been effective January 1, 1997 and 1996.

                                PHARMERICA, INC.
                         PRO FORMA INCOME STATEMENT DATA
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997



                                          PharMerica,
                                              Inc.
                                          (formerly
                                           Capstone
                                           Pharmacy
                                           Services,                                                       Total
                                         Inc.) per         Pharmacy        Acquired                     Pro Forma
                                             Form        Corporation of   Companies        Pro Forma       Income
                                             10-Q            America         (1)          Adjustments     Statement
                                         --------------  -------------- ---------------  ------------- -------------
Net sales                                 $ 228,048       $ 456,885        $ 13,605           --         $ 698,538
Cost of sales                              (127,354)       (247,291)         (8,500)          --          (383,145)
                                          ---------       ---------        --------       --------       ---------
     Gross profit                           100,694         209,594           5,105           --           315,393
Selling, general and
administrative expense                       73,481         153,339           4,475         (2,695)        228,600
Depreciation and amortization (2)             7,547          14,930             174          3,329          25,980
Merger related costs(3)                       3,525            --              --           (3,525)           --
                                          ---------       ---------        --------       --------       ---------
     Total operating expenses                84,553         168,269           4,649         (2,891)        254,580
         Income from operations              16,141          41,325             456          2,891          60,813
Nonoperating expense:
     Interest expense (4)                     4,578             219              95         13,293          18,185
     Other income                              --              (100)            229           (215)            (86)
                                          ---------       ---------        --------       --------       ---------
         Total nonoperating expense           4,578             119             325         13,078          18,099
Income before taxes                          11,563          41,206             131        (10,187)         42,714
Provision for income taxes(5)                 5,415          17,095            --           (3,979)         18,531
                                          ---------       ---------        --------       --------       ---------
Net income                                $   6,148       $  24,111        $    131       $ (6,208)      $  24,183
                                          =========       =========        ========       ========       =========

Earnings per share                                                                                       $    0.28
                                                                                                         =========

(1) Reflects the above listed acquisitions as if they had occurred on January 1, 1997. The financial results for the acquired companies represent the historical results of those companies and are not necessarily reflective of their financial performance subsequent to their acquisition by PharMerica, Inc.
(2) Reflects the amortization of goodwill related to the above listed acquisitions over 40 years.
(3) Reflects the reversal of non-recurring merger related expenses incurred by Capstone
(4) Reflects additional interest expense incurred on debt financed to acquire the above listed acquisitions.
(5) Adjusts the effective tax rate to 43%

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    PHARMERICA, INC.




                    By: /s/ James D. Shelton
                    -------------------------------
                    Executive Vice President and Chief Financial
                    Officer

Date: February 16, 1998